Exhibit 99.2

Supplemental Operating & Financial Data March 2018 Inverness at Spartanburg Spartanburg, SC 1

Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Proforma Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-14 Proforma Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .. 15-16 Proforma Portfolio Diversification . . . . . . . . . . . . . . . . . . . .. . . . . . 17-20 Proforma Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Proforma Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 24 Proforma Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 25 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 26-27 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . 30 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31-32 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . 33 Table of Contents Thrive at West Chester West Chester, OH 2

WENDY SIMPSON Chairman, Chief Executive Officer and President PAM KESSLER Executive Vice President, CFO and Secretary CLINT MALIN Executive Vice President and Chief Investment Officer CECE CHIKHALE Senior Vice President, Controller and Treasurer DOUG KOREY Senior Vice President, Managing Director of Business Development PETER LYEW Vice President, Director of Taxes Leadership GIBSON SATTERWHITE Vice President, Asset Management MANDI HOGAN Vice President, Marketing 3 Board of Directors WENDY SIMPSON Chairman BOYD HENDRICKSON Lead Independent Director JAMES PIECZYNSKI Nominating & Corporate Governance Committee Chairman DEVRA SHAPIRO Audit Committee Chairman TIMOTHY TRICHE, MD Compensation Committee Chairman

Analyst Coverage

Analysts	
JOHN KIM BMO Capital Markets Corp	KARIN FORD Mitsubishi - MUFG
JOE FRANCE Cantor Fitzgerald	RICH ANDERSON Mizuho Securities USA Inc
DANIEL BERNSTEIN CapitalOne	MIKE CARROLL RBC Capital Markets Corporation
DOUG CHRISTOPHER D.A.Davidson	CHAD VANACORE Stifel, Nicolaus & Company, Inc
PETER MARTIN JMP Securities, LLC	TODD STENDER Wells Fargo Securities, LLC
JORDAN SADLER KeyBanc Capital Markets, Inc	


Surrey Place
Bradenton, FL

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

4

$1.3 Billion in Total Investments Underwritten Execution of Growth Strategy $22 5 $9 $68 $44 $12 $112 $39 $2 $94 $109 $245 $185 $25 $414 $142 $103 $9 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 Development/Expansions/Renovations Total Investment

Gross Real Property $1.4B Loans Receivable $0.2B Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended March 31, 2018. Includes three development projects consisting of a 66-unit memory care community in Illinois, a 143-bed skilled nursing center in Kentucky and a 110-unit independent living, assisted living and memory care community in Wisconsin. Includes three parcels of land held-for use and one behavioral health care hospital. Portfolio Overview (dollar amounts in thousands) 6 85.6% 14.4% Type of Property Skilled Nursing 97 $ 813,542 49.7% $ 68,509 $ 26,821 58.3% Assisted Living 105 784,229 47.9% 67,467 - 41.2% Under Development (2) - 28,729 1.8% - - - Other (3) 1 10,740 0.6% 876 - 0.5% Total 203 $ 1,637,240 100.0% $ 136,852 $ 26,821 100.0% Twelve Months Ended March 31, 2018 # of Properties Gross Investments % of Investments Rental Income (1) Interest Income (1) % of Revenues

Proforma Portfolio Overview (1)

(dollar amounts in thousands)

Type of Property	# of Properties	Gross Investments	% of Investments	Twelve Months Ended March 31, 2018 Rental Income(2)	Interest Income(2)	% of Revenues
Skilled Nursing	97	$ 813,542	50.9%	$ 68,509	$ 26,821	59.9%
Assisted Living	99	746,570	46.7%	62,986	-	39.6%
Under Development(3)	-	28,729	1.8%	-	-	-
Other(4)	1	10,740	0.6%	876	-	0.5%
Total	197	$ 1,599,581	100.0%	$ 132,371	$ 26,821	100.0%

(1) Proforma for the sale of six Sunrise properties subsequent to March 31, 2018.
(2) Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended March 31, 2018.
(3) Includes three development projects consisting of a 66-unit memory care community in Illinois, a 143-bed skilled nursing center in Kentucky and a 110-unit independent living, assisted living and memory care community in Wisconsin.
(4) Includes three parcels of land held-for use and one behavioral health care hospital.



Gross Real Property
$1.4B
85.3%
14.7%
Loans Receivable
$0.2B

7

Real Estate Activities 8

Real Estate Activities – Acquisitions and Loan Originations

(dollar amounts in thousands)

Acquisitions

Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Contractual Initial Cash Yield	Purchase Price	Additional Commitment [1]
2017 6/16	2	ALF/MC/ILF	180 units	Clovis, CA	Frontier	2014/2016	7.00%	$ 38,813	$ -
6/23	1	MC	60 units	West Chester, OH	Thrive Senior Living	2017	- [3]	15,650	-
10/31	1	ALF/MC	73 units	Kansas City, MO	Oxford Senior Living	2017	7.00%	16,555	-
12/13	1	UDP[2]	110 units	Cedarburg, WI	Tealwood Senior Living	2017-2019	7.50%	800 [4]	21,671 [4]
12/22	1	ALF/MC	87 units	Spartanburg, SC	Affinity Living Group	1999	7.25%	10,000 [4]	- [4]
	6		510 units					$ 81,818	$ 21,671

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.
(2) See page 11 for development activities.
(3) Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (four in lease-up and two stabilized) is approximately $6,400 which represents a lease rate of 7.35% excluding future annual variable rent escalators.
(4) LTC owns a 90% controlling interest in the partnership that owns the real estate and accounts for the partnership on a consolidated basis.

Loan Originations

Date	# of Properties	Property Type	# Beds/ Units	Location	Loan Type	Maturity Date	Operator	Origination	Total Funded to Date	2018 Revenue [1]	Stated Interest Rate
2018 3/1	1	SNF	112 beds	Sterling Heights, MI [2]	Mortgage	Oct-45	Prestige Healthcare	$ 9,100	$ 7,400	$ 53	8.66%

(1) Represents year-to-date GAAP interest income.
(2) We funded additional loan proceeds of $7,400 under an existing mortgage loan and committed to fund $1,700 in capital improvements. The loan is now secured by three SNF properties in Michigan. The above table represents the incremental details of the additional funding. See page 12 for the detail of remaining commitments for expansions and renovations.

9

Real Estate Activities – Unconsolidated Joint Ventures (dollar amounts in thousands) Currently, 6% is paid in cash and 9% is deferred. Currently, 10% is paid in cash and 5% is deferred. Merrill Hills Manor Waukesha, WI “We plan to continue along the same path of meeting the needs of our operating partners through financing flexibility and creativity, while maintaining a steadfast focus on sound investing.” Wendy Simpson Chairman, CEO & President LTC Properties 10 # of Projects Maturity Date 1Q18 Funding 2015 Peoria & Yuma, AZ 4 Senior Lifestyle ALF/MC/ILF Preferred Equity N/A 15.00% (1) 585 units 25,650 $ 380 $ 23,393 $ 2,257 $ 2015 Ocala, FL 1 Canterfield UDP-ALF/IL/MC Mezzanine Nov-20 15.00% (2) 99 units 2,900 - 2,900 - 2016 Fort Myers, FL 1 Canterfield UDP-ALF/MC Mezzanine Dec-23 15.00% (2) 127 units 3,400 - 3,400 - 811 units 31,950 $ 380 $ 29,693 $ 2,257 $ Total Funded to Date Remaining Commitment Commitment Year Location Operator Property Type Investment Type Return # Beds/ Units Investment Commitment

Real Estate Activities – De Novo Development

(dollar amounts in thousands)

Estimated Rent Inception Date	Commitment Year	Location	Operator	# of Projects	Property Type	Contractual Initial Cash Yield	# Beds/ Units	Investment Commitment (1)	1Q18 Funding	Total Capitalized Interest/Other	Total Project Basis to Date	Remaining Commitment (2)
- (3)	2016	Oak Lawn, IL	Anthem	1	MC	- (3)	66 units	$ 15,151	$ 2,959	$ 293	$ 10,807	$ 4,637
4Q18	2016	Union, KY	Carespring	1	SNF	8.50%	143 beds	24,325	1,788	538	13,402	11,461
2Q19	2017	Cedarburg, WI	Tealwood	1	ILF/ALF/MC	7.50%	110 units	22,471	1,493	56	4,520	18,007
		Total		3		8.02%	176 units/143 beds	$ 61,947	$ 6,240	$ 887	$ 28,729	$ 34,105

(1) Includes purchase of land and initial improvement funding, if applicable, and development commitment.
(2) Remaining Commitment is calculated as follows: "Investment Commitment" less "Total Project Basis" plus "Total Capitalized Interest/Other."
(3) During 2017, we issued a notice of default to Anthem resulting from Anthem's partial payment of minimum rent. Anthem operates one property under development and ten operational memory care communities under a master lease. We are currently not pursuing enforcement of our rights and remedies pertaining to known events of default under the master lease and our guarantees, with the stipulation that Anthem achieve certain levels of performance and pays an annual total amount of approximately $5,200 toward their obligations of the master lease through December 31, 2018. We receive regular financial performance updates from Anthem and continue to monitor them closely.


Hamilton House Rendering
Cedarburg, WI

11

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Owned

Estimated Rent Inception Date	Commitment Year	Project Type	Location	Operator	# of Projects	Property Type	Contractual Initial Cash Yield	Investment Commitment	1Q18 Funding	Total Funded to Date	Remaining Commitment
- (1)	2017	Renovation	Spartanburg, SC	Affinity Living Group	1	ALF/MC	7.25%	$ 1,500	$ 90	$ 90	$ 1,410
- (1)	2017	Renovation	Las Vegas, NV	Fundamental	1	OTH	9.00%	5,550	133	523	5,027
				Total	2			$ 7,050	$ 223	$ 613	$ 6,437

(1) Rent payment increases upon each funding.

Mortgage Loans

Estimated Interest Inception Date	Commitment Year	Project Type	Location	Operator	# of Projects	Property Type	Contractual Initial Cash Yield	Investment Commitment	1Q18 Funding	Total Funded to Date	Remaining Commitment
- (1)	2015	Expansion	Rochester Hills , MI	Prestige Healthcare	1	SNF	9.41%	$ 10,000	$ 149	$ 1,157	$ 8,843
- (2)	2015	Renovation	Farmington & Howell, MI	Prestige Healthcare	2	SNF	9.41%	5,000	511	2,796	2,204
- (2)	2016	Expansion	Grand Blanc, MI	Prestige Healthcare	1	SNF	9.41%	5,500	840	3,831	1,669
- (2)	2016	Renovation	East Lansing, MI	Prestige Healthcare	2	SNF	9.41%	4,500	481	1,679	2,821
- (2)	2018	Renovation	Sterling Heights, MI	Prestige Healthcare	1	SNF	8.66%	1,700	-	-	1,700
				Total	7			$ 26,700	$ 1,981	$ 9,463	$ 17,237

(1) Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(2) Interest payment increases upon each funding.

12

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Acquired	Date Opened [1]	Occupancy at 3/31/18	Development Commitment Year	Project Type	Location	Operator	# of Projects	Property Type	Contractual Initial Cash Yield	# of Units	Total Investment [2]
Sep-15	Aug-16	65%	2015	Development	Murrieta, CA	Anthem [3]	1	MC	- [3]	66 units	$ 12,904
May-15	Jul-16	55%	2015	Development	Tinley Park, IL	Anthem [3]	1	MC	- [3]	66 units	11,962
Oct-15	Dec-17	41%	2015	Development	Glenview, IL	Anthem [3]	1	MC	- [3]	66 units	13,532
							3			198 units	$ 38,398
Jun-17	Sep-16	84%	N/A	Acquisition	Clovis, CA	Frontier	1	MC/ILF	7.00%	73 units	$ 17,226
Jun-17	Nov-14	68%	N/A	Acquisition	Clovis, CA	Frontier	1	ALF	7.00%	107 units	21,669
							2			180 units	$ 38,895
May-15	Nov-16	53%	2015	Development	Wichita, KS	Oxford Senior Living	1	ILF	7.43%	108 units	$ 14,172
Oct-17	Aug-17	45%	N/A	Acquisition [4]	Kansas City, MO	Oxford Senior Living	1	ALF/MC	7.00%	73 units	16,555
							2			181 units	$ 30,727
Jun-16	May-16	91%	N/A	Acquisition [4]	Athens, GA	Thrive Senior Living [5]	1	ALF/MC		70 units	$ 14,382
Feb-15	May-16	60%	2015	Development	Corpus Christi, TX	Thrive Senior Living [5]	1	MC		56 units	11,847
Feb-15	Sep-16	71%	2015	Development	Murrells Inlet, SC	Thrive Senior Living [5]	1	ALF/MC		89 units	16,265
Jun-17	Apr-17	58%	N/A	Acquisition [4]	West Chester, OH	Thrive Senior Living [5]	1	MC		60 units	15,909
							4		7.35% [5]	275 units	$ 58,403
						Total	11			834 units	$ 166,423

(1) Represents date of Certificate of Occupancy.
(2) Total Investment for acquisitions include closing costs.
(3) See page 11 for Anthem disclosure.
(4) Properties were newly constructed and purchased following issuance of final certificate of occupancy and licensure.
(5) Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (four in lease-up and two stabilized) is approximately $6,400 which represents a lease rate of 7.35% excluding future annual variable rent escalators.

13

Real Estate Activities – Lease-Up History

Lease-Up History

Property	Location	Operator	Property Type	Project Type	# Beds/Units	Date Acquired	Date Opened [1]	Date Stabilized	# of months to Stabilization
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May 2012	Jul 2013	Sep 2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep 2013	Aug 2014	Dec 2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep 2013	Dec 2014	Mar 2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec 2013	Feb 2015	Feb 2017	24
Harvester Place [2]	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct 2014	Feb 2016	Feb 2018	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec 2012	Nov 2014	Jun 2016	19
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct 2011	Jul 2013	Aug 2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb 2015	Feb 2014	Feb 2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb 2016	Jul 2015	Feb 2017	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec 2012	Oct 2014	Dec 2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct 2012	Oct 2013	Sep 2014	11
Thrive at Deerwood	Jacksonville, FL	Thrive Senior Living	MC	Acquisition	60 units	Sep 2015	Jul 2015	Jul 2017	24
Thrive at Beckley Creek [3]	Louisville, KY	Thrive Senior Living	MC	Acquisition	60 units	Apr 2016	Mar 2016	Mar 2018	24

(1) Represents date of Certificate of Occupancy.
(2) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Burr Ridge, IL property at March 31, 2018 was 68%.
(3) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. Thrive began operating the Louisville, KY property on September 19, 2017 and occupancy at March 31, 2018 was 77%.

14

Proforma Portfolio Metrics 15

Same Property Portfolio Statistics (2) Stabilized Property Portfolio TTM Ended December 31, 2017 Proforma Portfolio Metrics (1) 16 Proforma for the sale of six Sunrise properties. Information is for the trailing twelve months through December 31, 2017 and September 30, 2017 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. 29.7% 15.4% 54.9% Medicaid Medicare Private Pay Total Portfolio Payor Source 44.8% 24.1% 31.1% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 4Q17 3Q17 4Q17 3Q17 4Q17 3Q17 Assisted Living 84.5% 83.9% 1.46 1.46 1.24 1.25 Skilled Nursing 78.4% 78.6% 1.83 1.89 1.33 1.38 Occupancy Normalized EBITDARM Coverage Normalized EBITDAR Coverage

197 Properties 3 Development Projects 3 Land Parcels 29 States 29 Operators Proforma Portfolio Diversification – Geography (1) (as of March 31, 2018) * Behavioral health care hospital Skilled Nursing (97) Assisted Living (99) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 24 1 1 2 3 5 1 2 4 2 3 2 5 6 16 5 2 7 7 4 8 7 4 3 13 7 5 1 1 21 3 1 1 4 9 1 1 1 1 1 1 2 States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 17 1) Proforma for the sale of six Sunrise properties subsequent to March 31, 2018.

Approximately 69% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (1) Proforma Portfolio Diversification – Geography (1) (as of March 31, 2018, dollar amounts in thousands) The MSA rank by population as of July 1, 2017, as estimated by the United States Census Bureau. Proforma MSA for the sale of six Sunrise properties subsequent to March 31, 2018. Proforma for the sale of six Sunrise properties subsequent to March 31, 2018. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 18 50.0% 19.4% 19.1% 8.1% 3.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.3M – 2.1M MSAs 1 - 31 Population 2.1M – 0.6M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 216K – 13K Cities in a Micro-SA Population less than 100K Cities not in MSA State (2) # of Props SNF % ALF % UDP % % % Texas 40 216,247 $ 26.6% 50,804 $ 6.8% - $ - - $ - 267,051 $ 16.7% Michigan 21 234,636 28.8% - - - - 943 8.8% 235,579 14.7% Wisconsin 10 13,946 1.7% 112,474 15.1% 4,521 15.7% - - 130,941 8.2% Colorado 16 8,044 1.0% 106,879 14.3% - - - - 114,923 7.2% California 7 22,130 2.7% 80,124 10.7% - - - - 102,254 6.4% Ohio 9 54,000 6.7% 31,989 4.3% - - - - 85,989 5.4% Illinois 4 - - 71,466 9.6% 10,807 37.6% - - 82,273 5.1% Florida 12 35,362 4.4% 39,247 5.3% - - - - 74,609 4.7% Kansas 11 14,112 1.7% 57,577 7.7% - - - - 71,689 4.5% New Jersey 4 - - 62,064 8.3% - - - - 62,064 3.9% All Others 63 215,065 26.4% 133,946 17.9% 13,401 46.7% 9,797 91.2% 372,209 23.2% Total 197 813,542 $ 100.0% 746,570 $ 100.0% 28,729 $ 100.0% 10,740 $ 100.0% 1,599,581 $ 100.0% OTH (3) Gross Investment

Annual Income by Operator Proforma for the sale of six Sunrise properties subsequent to March 31, 2018. Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended March 31, 2018. Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $11,963. See page 11 for Anthem disclosure. Proforma Portfolio Diversification – Operators (1) (as of March 31, 2018, dollar amounts in thousands) 19 Operators Annual Income (2) % Gross Investment % Prestige Healthcare 23 27,934 $ 17.4% 247,769 $ 15.5% Senior Lifestyle Corporation 23 19,133 11.9% 189,226 11.8% Brookdale Senior Living 37 16,034 10.0% 126,991 8.0% Senior Care Centers 11 15,756 9.8% 138,109 8.6% Anthem Memory Care (3) 10 4,824 3.0% 131,527 8.2% Preferred Care 26 11,278 7.0% 86,998 5.5% Genesis Healthcare 8 8,434 5.3% 54,864 3.4% Fundamental 7 8,354 5.2% 75,175 4.7% Carespring Health Care Management 3 7,635 4.8% 90,948 5.7% Traditions Senior Management 5 7,056 4.4% 62,877 3.9% All Others 44 33,925 21.2% 395,097 24.7% 197 160,363 $ 100.0% 1,599,581 $ 100.0% # of Properties

Privately Held NYSE: GEN Privately Held Privately Held Privately Held SNF/ALF/ILF Specialty Care SNF/ALF Senior Living SNF/MC Hospitals & Other Rehab SNF/ALF/ILF Transitional Care SNF/ALF/ILF 108 Properties More than 450 Properties 100 Properties 11 Properties 33 Properties 12 States 30 States 10 States 2 States 6 States Portfolio Diversification - Top Ten Operator Profiles (as of March 31, 2018) Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab Exclusively MC 80 Properties 178 Properties Approx 1,023 Properties 107 Properties 11 Properties 7 States 25 States 46 States 2 States 4 States 20

(As a % of Total Annual Income)(2) Proforma Portfolio Maturity (1) (as of March 31, 2018, dollar amounts in thousands) Proforma for the sale of six Sunrise properties subsequent to March 31, 2018. Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended March 31, 2018. Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $11,963. See page 11 for Anthem disclosure. 21 2.9% 1.0% 8.8% 8.4% 0.7% 2.1% 1.6% 57.8% 0.0% 0.1% 0.5% 0.0% 0.0% 0.0% 0.0% 16.1% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % of Total % of Total Annual Income (2) % of Total 2018 4,620 $ 3.5% - $ - 4,620 $ 2.9% 2019 1,571 1.2% 122 0.4% 1,693 1.1% 2020 14,058 10.5% 828 3.1% 14,886 9.3% 2021 13,494 10.1% - - 13,494 8.4% 2022 1,175 0.9% - - 1,175 0.7% 2023 3,311 2.5% - - 3,311 2.1% 2024 2,630 2.0% - - 2,630 1.6% Thereafter (3) 92,683 69.3% 25,871 96.5% 118,554 73.9% Total 133,542 $ 100.0% 26,821 $ 100.0% 160,363 $ 100.0% Year Rental Income (2) Interest Income (2)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock Represents outstanding balance of $567,967, net of debt issue costs of $1,079. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on March 29, 2018, the last trading day of first quarter 2018. See page 27 for reconciliation of annualized normalized EBITDA. 22 68.7% 31.3% Capitalization Bank borrowings - weighted average rate 3.2% 120,500 $ Senior unsecured notes - weighted average rate 4.5% (1) 566,888 Total debt - weighted average rate 4.3% 687,388 31.3% 3/29/18 No. of shares Common stock 39,628,835 38.00 $ (2) 1,505,896 68.7% 2,193,284 $ 100.0% Less: Cash and cash equivalents (3,784) 2,189,500 $ Debt to Enterprise Value 31.4% Debt to Annualized Normalized EBITDA (3) 4.6x Enterprise Value At March 31, 2018 Debt Equity Closing Price Total Market Value

Proforma Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock Proforma includes the pay down of $65,000 after the sale of six Sunrise properties. Subsequent to March 31, 2018, we have $55,500 outstanding with $544,500 available for borrowing. Represents outstanding balance of $567,967, net of debt issue costs of $1,079. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on March 29, 2018, the last trading day of first quarter 2018. See page 27 for reconciliation of annualized normalized EBITDA. 23 70.8% 29.2% Capitalization Bank borrowings - weighted average rate 3.6% (1) 55,500 $ Senior unsecured notes - weighted average rate 4.5% (2) 566,888 Total debt - weighted average rate 4.4% 622,388 29.2% 3/29/18 No. of shares Common stock 39,628,835 38.00 $ (3) 1,505,896 70.8% 2,128,284 $ 100.0% Less: Cash and cash equivalents (1,268) 2,127,016 $ Debt to Enterprise Value 29.3% Debt to Annualized Normalized EBITDA (4) 4.3x Enterprise Value At March 31, 2018 Debt Equity Closing Price Total Market Value

Debt Maturity (as of March 31, 2018, dollar amounts in thousands) Debt Structure Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 22. 24 $120,500 $0 $0 $0 $0 $0 $0 $0 $34,001 $33,666 $40,160 $47,160 $48,160 $49,160 $49,160 $266,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 2023 2024 Thereafter Unsecured Line Senior Unsecured Notes 17.5% 82.5% Senior Unsecured Notes Unsecured Line of Credit $ 120,500 $ 34,001 $ 154,501 22.4% - 33,666 33,666 4.9% - 40,160 40,160 5.8% - 47,160 47,160 6.9% - 48,160 48,160 7.0% - 49,160 49,160 7.1% - 49,160 49,160 7.1% - 266,500 266,500 38.8% $ 120,500 $ 567,967 (3) $ 688,467 (3) 100.0% 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 2018 2019 2020 2022 Thereafter Total 2023 2024

Proforma Debt Maturity (as of March 31, 2018, dollar amounts in thousands) Debt Structure Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Proforma includes the pay down of $65,000 after the sale of six Sunrise properties. Subsequent to March 31, 2018, we have $55,500 outstanding with $544,500 available for borrowing. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 23. 25 $55,500 $0 $0 $0 $0 $0 $0 $0 $34,001 $33,666 $40,160 $47,160 $48,160 $49,160 $49,160 $266,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 2023 2024 Thereafter Unsecured Line Senior Unsecured Notes 8.9% 91.1% Senior Unsecured Notes Unsecured Line of Credit $ 55,500 $ 34,001 $ 89,501 14.4% - 33,666 33,666 5.4% - 40,160 40,160 6.4% - 47,160 47,160 7.6% - 48,160 48,160 7.7% - 49,160 49,160 7.9% - 49,160 49,160 7.9% - 266,500 266,500 42.7% $ 55,500 $ 567,967 (3) $ 623,467 (3) 100.0% 2023 2024 Thereafter Total 2018 2019 2020 2021 2022 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total

Financial Data Summary (dollar amounts in thousands) Proforma for the sale of six Sunrise properties and paydown of $65,000 with the sales proceeds. Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet and Leverage Ratios Leverage Ratios 26 Coverage Ratios 35.4% 29.3% 38.3% 31.4% 37.6% 28.0% 36.4% 24.9% 37.4% 26.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value Proforma 3/31/2018 3/31/2018 2017 2016 2015 4.3x 4.8x 4.8x 4.6x 4.7x 4.7x 4.4x 5.0x 5.0x 4.2x 5.2x 5.2x 4.7x 6.7x 5.9x 0.0 2.5 5.0 7.5 10.0 Debt to Normalized EBITDA Normalized EBITDA/ Interest Incurred Normalized EBITDA/ Fixed Charges Proforma 1Q18 Annualized 1Q18 Annualized 2017 2016 2015 12/31/16 12/31/15 Balance Sheet Gross real estate assets $1,599,581 $1,637,240 $1,618,284 $1,533,679 $1,418,405 Net real estate investments 1,303,092 1,319,444 1,309,996 1,255,503 1,164,950 Gross asset value 1,756,828 1,797,092 1,774,024 1,673,238 1,528,879 Total debt (2) 622,388 687,388 667,502 609,391 571,872 Total liabilities 656,985 722,267 706,922 654,848 616,222 Total equity 803,188 756,863 758,648 740,048 659,202 3/31/18 12/31/17 Proforma (1) 3/31/2018

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	Proforma 1Q18 Annualized[1][2]	1Q18 Annualized[2]	For the Year Ended 12/31/17	12/31/16	12/31/15
Net income	$ 127,761	$ 81,436	$ 87,340	$ 85,115	$ 73,081
Less: Gain on sale of real estate, net	(48,347)	-	(3,814)	(3,582)	(586)
Add: Impairment charges	-	-	1,880 [3]	766 [4]	2,250 [5]
Add: Interest expense	29,469	31,316	29,949	26,442	17,497
Add: Depreciation and amortization	37,164	37,776	37,610	35,932	29,431
Adjusted EBITDA	146,047	150,528	152,965	144,673	121,673
Add: Non-recurring one-time items	-	-	-	-	937
Normalized EBITDA	$ 146,047	$ 150,528	$ 152,965	$ 144,673	$ 122,610
Interest expense:	$ 29,469	$ 31,316	$ 29,949	$ 26,442	$ 17,497
Add: Capitalized interest	1,036	1,036	908	1,408	827
Interest incurred	$ 30,505	$ 32,352	$ 30,857	$ 27,850	$ 18,324
Interest incurred	$ 30,505	$ 32,352	$ 30,857	$ 27,850	$ 18,324
Preferred stock dividend	-	-	-	-	2,454
Fixed Charges	$ 30,505	$ 32,352	$ 30,857	$ 27,850	$ 20,778

(1) Proforma for the sale of six Sunrise properties and paydown of $65,000 with the sales proceeds.
(2) Gain on sale of real assets, Impairment charges and non-recurring one-time items were not annualized.
(3) In conjunction with our negotiations to transition two properties to another operator in our portfolio, we wrote off $1,880 of straight-line rent and other receivables related to these two properties.
(4) Impairment charge related to an asset sold in 2017.
(5) Impairment charge related to an asset sold in 2015.

Non-Cash Revenue Components

	1Q18	2Q18[1]	3Q18[1]	4Q18[1]	1Q19[1]
Straight-line rent	$ 3,440	$ 2,096	$ 1,105	$ 718	$ 696
Amort of lease inducement	(540)	(549)	(549)	(549)	(549)
Effective Interest	1,404	1,432	1,426	1,367	1,329
Net	$ 4,304	$ 2,979	$ 1,982	$ 1,536	$ 1,476

(1) For leases and loans in place at March 31, 2018, assuming no renewals, modification or replacement, and no new investments are added to our portfolio and excludes straight-line rent under the Anthem master lease which is in default and currently being accounted for on a cash basis. See page 11 for Anthem disclosure.

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Income Statement Data (amounts in thousands, except per share amounts) 28 2018 2017 Revenues Rental income 34,505 $ 35,035 $ Interest income from mortgage loans 6,816 6,748 Interest and other income 489 839 Total revenues 41,810 42,622 Expenses Interest expense 7,829 7,471 Depreciation and amortization 9,444 9,359 Provision (recovery) for doubtful accounts 8 (38) Transaction costs 4 22 General and administrative expenses 4,797 4,740 Total expenses 22,082 21,554 Operating Income 19,728 21,068 Income from unconsolidated joint ventures 631 445 Net Income 20,359 21,513 Income allocated to participating securities (88) (97) Net income available to common stockholders 20,271 $ 21,416 $ Earnings per common share: Basic $0.51 $0.54 Diluted $0.51 $0.54 Weighted average shares used to calculate earnings per common share: Basic 39,451 39,366 Diluted 39,454 39,612 Dividends declared and paid per common share $0.57 $0.57 (unaudited) Three Months Ended March 31,

Consolidated Balance Sheets

(amounts in thousands, except per share amounts)

	March 31, 2018 (unaudited)	December 31, 2017 (audited)
ASSETS		
Investments:		
Land	$ 121,496	$ 124,041
Buildings and improvements	1,236,605	1,262,335
Accumulated depreciation and amortization	(292,222)	(304,117)
Operating real estate property, net	1,065,879	1,082,259
Properties held-for-sale, net of accumulated depreciation: 2018 - $23,223; 2017 - $1,916	20,182	3,830
Real property investments, net	1,086,061	1,086,089
Mortgage loans receivable, net of loan loss reserve: 2018 - $2,351; 2017 - $2,255	233,383	223,907
Real estate investments, net	1,319,444	1,309,996
Notes receivable, net of loan loss reserve: 2018 - $166; 2017 - $166	16,402	16,402
Investments in unconsolidated joint ventures	30,289	29,898
Investments, net	1,366,135	1,356,296
Other assets:		
Cash and cash equivalents	3,784	5,213
Debt issue costs related to bank borrowings	540	810
Interest receivable	16,456	15,050
Straight-line rent receivable, net of allowance for doubtful accounts: 2018 - $726; 2017 - $814	68,017	64,490
Lease Incentives	21,321	21,481
Prepaid expenses and other assets	2,877	2,230
Total assets	$ 1,479,130	$ 1,465,570

	March 31, 2018 (unaudited)	December 31, 2017 (audited)
LIABILITIES		
Bank borrowings	$ 120,500	$ 96,500
Senior unsecured notes, net of debt issue costs: 2018 - $1,079; 2017 - $1,131	566,888	571,002
Total Debt	687,388	667,502
Accrued interest	4,114	5,276
Accrued incentives and earn-outs	9,041	8,916
Accrued expenses and other liabilities	21,724	25,228
Total liabilities	722,267	706,922
EQUITY		
Stockholders' equity:		
Common stock [1]	396	396
Capital in excess of par value	857,426	856,992
Cumulative net income	1,121,142	1,100,783
Cumulative distributions	(1,225,589)	(1,203,011)
Total stockholders' equity	753,375	755,160
Non-controlling interests	3,488	3,488
Total equity	756,863	758,648
Total liabilities and equity	$ 1,479,130	$ 1,465,570

(1) Common stock of $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2018 – 39,629; 2017 – 39,570

29

Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO, AFFO, and FAD

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
GAAP net income available to common stockholders	$ 20,271	$ 21,416
Add: Depreciation and amortization	9,444	9,359
NAREIT FFO attributable to common stockholders	**29,715**	**30,775**
Less: Non-cash rental income	(2,900)	(2,340)
Less: Effective interest income from mortgage loans	(1,404)	(1,307)
Less: Deferred income from unconsolidated joint ventures	(31)	(47)
Adjusted FFO (AFFO)	25,380	27,081
Add: Non-cash compensation charges	1,376	1,259
Add: Non-cash interest related to earn-out liabilities	126	226
Less: Capitalized interest	(259)	(170)
Funds available for distribution (FAD)	$ 26,623	$ 28,396
NAREIT Diluted FFO attributable to common stockholders per share	$0.75	$0.78

Reconciliation of FFO Per Share

For the three months ended March 31,	FFO 2018	FFO 2017	AFFO 2018	AFFO 2017	FAD 2018	FAD 2017
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 29,715	$ 30,775	$ 25,380	$ 27,081	$ 26,623	$ 28,396
Effect of dilutive securities:						
Participating securities	88	97	88	97	88	97
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 29,803	$ 30,872	$ 25,468	$ 27,178	$ 26,711	$ 28,493
Shares for basic FFO/AFFO/FAD per share	39,451	39,366	39,451	39,366	39,451	39,366
Effect of dilutive securities:						
Stock options	3	11	3	11	3	11
Performance based stock units (MSU)	-	75	-	75	-	75
Participating securities	149	160	149	160	149	160
Shares for diluted normalized FFO/AFFO/FAD per share	39,603	39,612	39,603	39,612	39,603	39,612

30

Glossary Adjusted Funds from Operations (“AFFO”): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures. Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. EBITDA: Earnings before interest, taxes, depreciation and amortization. Funds Available for Distribution (“FAD”): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements. 31

Glossary Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties. 32

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. (LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 27 and 30 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. 33